EXHIBIT 4.1(c)

EMCOR Group, Inc.

First Supplement to Pledge Agreement

          This First Supplement to Pledge Agreement (the “Supplement”)is dated as of this 21st day of November, 2011 among EMCOR Group, Inc. (the “Company”), the other Pledgors party hereto, and Bank of Montreal, as collateral agent (the “Agent”).

Preliminary Statements

          A. The Pledgors listed under the heading “Existing Pledgors” on the signature pages attached hereto and the Agent are party to that certain Third Amended and Restated Pledge Agreement dated as of February 4, 2010 (such Pledge Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Pledge Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Pledge Agreement.

          B. Pursuant to the Pledge Agreement, the Existing Pledge granted to the Agent, for the benefit of the Secured Creditors, among other things, a continuing security interest in certain equity interests held by the Existing Pledgors as described therein.

          C. Concurrently herewith, the Company, EMCOR Group (UK) plc., a United Kingdom public limited company (“EMCOR UK”), Agent and certain other parties are entering into a Third Amended and Restated Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Credit Agreement”).

          D. The Company wishes to (i) add certain of the Company’s subsidiaries listed under the heading “Additional Pledgors” on the signature pages attached hereto as Pledgors under the Pledge Agreement (the “Additional Pledgors”; and together with the Existing Pledgors, the “Pledgors”), (ii) update Schedule A to the Pledge Agreement, and (iii) make certain other changes to the Pledge Agreement and the Agent is willing to do so on the terms and conditions set forth herein.

          E. The Company and EMCOR UK provide the Pledgors (other than the Company) with substantial financial, managerial, administrative, technical and design support and the Pledgors will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Company and EMCOR UK.

          Now, Therefore, in consideration of the benefits accruing to the Pledgors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Each Additional Pledgor acknowledges and agrees that it shall become a “Pledgor” party to the Pledge Agreement effective upon the date such Additional Pledgor’s execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Pledge Agreement to the terms “Pledgor” or “Pledgors” shall be deemed to include such Additional Pledgor. Each Additional Pledgor hereby acknowledges and agrees that the Obligations are secured by all of the Pledged Securities according to, and otherwise on and subject to, the terms and conditions of the Pledge Agreement to the same extent and with the same force and effect as if such Additional Pledgor had originally been one of the Existing Pledgors under the Pledge Agreement and had originally executed the same as such an Existing Pledgor.

          2. Without limiting the generality of the foregoing, the Pledgors hereby repeat and reaffirm all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as supplemented hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the Pledgors or in which the Pledgors from time to time have any rights. Without limiting the generality of the foregoing, the Pledgors hereby repeat and reaffirm all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as supplemented hereby, each and all of which are and shall remain applicable to the Pledged Securities from time to time owned by the Pledgors or in which the Pledgors from time to time have any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the Pledgors hereby grants to the Agent for the benefit of the Secured Creditors, and hereby agree that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing security interest in, among other things, all of the Pledgors’ Pledged Securities (as such term is defined in the Pledge Agreement) described in, and subject to the limitations set forth in, Section 2 of the Pledge Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Pledge Agreement.

          3. The foregoing notwithstanding, (i) references to Borrowers in the Pledge Agreement shall be deemed to be references to the Company, EMCOR UK and any other Subsidiary of the Company that is designated as a Borrower under the Credit Agreement and (ii) references to the Credit Agreement in the Pledge Agreement shall be deemed references to the Credit Agreement as defined herein.

          4. Schedule A to the Pledge Agreement shall be amended and restated in the form of Schedule A attached hereto.

          5. The Pledgors agree to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Supplement.

          6. This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

          7. No reference to this Supplement need be made in the Pledge Agreement or in any other document or instrument making reference to the Pledge Agreement, any reference to the Pledge Agreement in any of such items to be deemed a reference to the Pledge Agreement as supplemented hereby.

          8. This Supplement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

[Signature Page Follows.]

Dated as of the date first above written.

“Existing Pledgors”

EMCOR GROUP, INC.

	By:	/s/ Anthony J. Guzzi

		Name:	Anthony J. Guzzi
		Title:	President and Chief Executive Officer

FORTI/POOLE AND KENT, L.L.C.

	By:	/s/ R. Kevin Matz

		Name:	R. Kevin Matz
		Title:	Manager

CSUSA HOLDINGS L.L.C.

	By:	/s/ R. Kevin Matz

		Name:	R. Kevin Matz
		Title:	Manager

TRIMECH PLUMBING L.L.C.

	By:	/s/ R. Kevin Matz

		Name:	R. Kevin Matz
		Title:	Manager

SHAMBAUGH & SON, L.P.
	By:	CSUSA Holdings L.L.C., its General Partner

	By:	/s/ R. Kevin Matz

		Name:	R. Kevin Matz
		Title:	Vice President

Signature Page to Pledge Agreement Supplement

BORDER ELECTRIC CO., L.P.
By:	CSUSA Holdings L.L.C., its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

BORDER MECHANICAL CO., L.P.
By:	CSUSA Holdings L.L.C., its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

PROFESSIONAL MECHANICAL CONTRACTORS, L.L.C.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

Welsbach Electric Corp.

By:	/s/ Keith D. Carney

	Name:	Keith D. Carney
	Title:	President / Chief Executive Officer

Signature Page to Pledge Agreement Supplement

Air Systems, Inc.
Atlantic Coast Mechanical, Inc.
Beaumont Real Estate Holding Company
Building Technology Engineers, Inc.
Central Mechanical Construction Co., Inc.
CES Facilities Management Services, Inc.
Combustioneer Corporation
Contra Costa Electric, Inc.
CS48 Acquisition Corp.
DeBra-Kuempel Inc. (f/k/a The Fred B. DeBra Co.)
Design Air, Limited
Duffy Mechanical Corp.
Dyn Specialty Contracting, Inc.
Dynalectric Company
Dynalectric Company of Nevada
Dynalectric Company of Ohio
Dynalectric of Michigan II, Inc.
EMCOR Construction Services, Inc.
EMCOR-CSI Holding Co.
EMCOR Energy Services, Inc.
EMCOR Facilities Services, Inc.
EMCOR Government Services, Inc.
EMCOR Gowan, Inc.
EMCOR Hyre Electric Co. of Indiana, Inc.
EMCOR International Inc.
EMCOR Mechanical/Electrical Services (East), Inc.
EMCOR Services Arizona, Inc.
EMCOR Services Northeast, Inc.
EMCOR Services New York/New Jersey, Inc.
EMCOR Services Team Mechanical, Inc.
F & G Management, Inc.
F & G Plumbing, Inc.
Fluidics, Inc.
Forest Electric Corp.
FR X Ohmstede Acquisitions Co.
Gibson Electric Co., Inc.
Great Monument Construction Company
Hansen Mechanical Contractors, Inc.
Heritage Mechanical Services, Inc.
Hillcrest Sheet Metal, Inc.

Signature Page to Pledge Agreement Supplement

HNT Holdings Inc.
HVAC, Ltd.
Illingworth-Kilgust Mechanical, Inc.
Inte-Fac Corp.
J.C. Higgins Corp.
KDC Inc.
Kuempel Service, Inc.
L.T. Mechanical, Inc.
Labov Mechanical, Inc.
Labov Plumbing, Inc.
Lowrie Electric Company, Inc.
Mandell Mechanical Corporation
Marelich Mechanical Co., Inc.
Maximum Refrigeration & Air Conditioning Corp.
Meadowlands Fire Protection Corp.
Mechanical Services of Central Florida, Inc.
MES Holdings Corporation
Mesa Energy Systems, Inc.
Midland Fire Protection, Inc.
Monumental Heating, Ventilating and Air Conditioning Contractors, Inc.
Monumental Investment Corporation
Nogle & Black Mechanical, Inc.
North Jersey Mechanical Contractors, Inc.
Ohmstede Industrial Services Inc.
Pace Mechanical Services II, Inc.
Penguin Air Conditioning Corp.
Penguin Maintenance and Services Inc.
Performance Mechanical, Inc.
Poole & Kent Company of Florida
Poole and Kent-New England, Inc.
Poole and Kent-Connecticut, Inc.
R. S. Harritan & Company, Inc.
Redman Equipment & Manufacturing Company
S. A. Comunale Co., Inc.
The Betlem Service Corporation
The Fagan Company
The Poole and Kent Company
The Poole and Kent Corporation
Trautman & Shreve, Inc.
University Marelich Mechanical, Inc.

Signature Page to Pledge Agreement Supplement

University Mechanical & Engineering Contractors, Inc., a California corporation
University Mechanical & Engineering Contractors, Inc., an Arizona corporation
Walker-J-Walker, Inc.
WELSBACH ELECTRIC CORP. OF L.I.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

F & G Mechanical Corporation

By:	/s/ Salvatore Fichera

	Name:	Salvatore Fichera
	Title:	President

Aircond Corporation
MOR PPM, Inc.
New England Mechanical Services, Inc.
New England Mechanical Services of Massachusetts, Inc.
Viox Services, Inc.

By:	/s/ Douglas Myers

	Name:	Douglas Myers
	Title:	Vice President

OHMSTEDE PARTNERS LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Signature Page to Pledge Agreement Supplement

OHMSTEDE HOLDINGS LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Ohmstede Ltd.

By:	Ohmstede Partners LLC, its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

“Additional Pledgors”

Bahnson, Inc.
Bahnson Holdings, Inc.
Intermech, Inc.
Mechanical Specialties Contractors, Inc.
Scalise Industries Corporation

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

EMCOR Services CES, Inc.
Harry Pepper & Associates, Inc.
USM, Inc.
USM (Delaware) Inc.
USM Services Holdings, Inc.

By:	/s/ Douglas Myers

	Name:	Douglas Myers
	Title:	Vice President

Signature Page to Pledge Agreement Supplement

Bahnson Environmental Specialties, LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Signature Page to Pledge Agreement Supplement

Accepted and agreed to in Chicago, Illinois, as of the date first above written.

BANK OF MONTREAL, as Agent

By	/s/ John A. Armstrong

Name: John A. Armstrong
Title: Director

Signature Page to Pledge Agreement Supplement

SCHEDULE A

THE PLEDGED SECURITIES

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

EMCOR Group, Inc.	MES Holdings Corporation	No. 1	100 shares

EMCOR Mechanical/Electrical Services (East), Inc.	Inte-Fac Corp.	No. 2	200 shares
	Forest Electric Corp.	No. 2	100 shares
	J.C. Higgins Corp.	No. 2	100 shares
	Penguin Maintenance and Services Inc.	No. 2	100 shares
	Penguin Air Conditioning Corp.	No. A-5	100 shares
		No. B-4	500 shares
	Welsbach Electric Corp.	No. 3	100 shares
	Welsbach Electric Corp. of L.I.	No. 5	10 shares
	R. S. Harritan & Company, Inc.	No. 2	100 shares
	Mandell Mechanical Corporation	CS4	100 shares
	Heritage Mechanical Services, Inc.	No. 2	100 shares
	EMCOR Energy Services, Inc.	No. 1	100 shares

J.C. Higgins Corp.	Labov Mechanical, Inc.	No. 1	100 shares

	Midland Fire Protection, Inc.	No. 3	100 shares

	Professional Mechanical Contractors, LLC	N/A	N/A

Labov Mechanical, Inc.	Labov Plumbing, Inc.	No. 2	90 shares

		No. 6	10 shares

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

EMCOR Construction	EMCOR Mechanical/Electrical Services (East), Inc.	No. 3	100 shares
Services, Inc.	EMCOR Hyre Electric Co. of Indiana, Inc.	No. 1	100 shares
	Dyn Specialty Contracting, Inc.	No. 8	100 shares
	University Mechanical & Engineering Contractors, Inc.	No. 2021	20 shares
	Marelich Mechanical Co., Inc.	No. 2	100 shares
	University Marelich Mechanical, Inc.	No. 1	100 shares
	Design Air, Limited	No. 6	550 shares
	EMCOR Gowan, Inc.	No. 4	100 shares
	Duffy Mechanical Corp.	No. 20	100 shares
	Dynalectric Company of Ohio	No. 2	100 shares
	Dynalectric of Michigan II, Inc.	No. 3	100 shares
	DeBra-Kuempel Inc. (f/k/a The Fred B. DeBra Co.)	No. 2-A	100 shares
		No. 4	1,000 shares
	Gibson Electric Co., Inc.	No. 64B	100 shares
	S. A. Comunale Co., Inc.	No. 67	100 shares
		No. 21	100 shares

	Bahnson Holdings, Inc.	No. 7	10,000 shares
		No. P-5	2,000 shares

Performance Mechanical, Inc.

University Mechanical & Engineering Contractors, Inc., a California corporation	Hansen Mechanical Contractors, Inc.	No. 33	1,539 shares
	Pace Mechanical Services II, Inc.	No. 5	100 shares
	Trautman & Shreve, Inc.	No. 3	100 shares
	University Mechanical & Engineering Contractors, Inc., an Arizona corporation	No. 5	30,000 shares

MES Holdings Corporation	EMCOR Construction Services, Inc.	No. 1	100 shares
	EMCOR Facilities Services, Inc.	No. 1	100 shares
	EMCOR International, Inc.	No. 7	100 shares
	Monumental Investment Corporation	No. AC14	100 shares
	EMCOR-CSI Holding Co.	No. 2	100 shares
	Poole & Kent Company of	No. 1	100 shares

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

Florida

EMCOR Facilities Services, Inc.	Building Technology Engineers, Inc.	No. 4	1,000 shares
	Mesa Energy Systems, Inc.	No. 23	100 shares
	EMCOR Government Services, Inc.	No. A8	13,585,000 shares
	Air Systems, Inc.	No. 7	100 shares
	EMCOR Services Northeast, Inc.	No. 51	2,500 shares
	EMCOR Services New York/New Jersey, Inc.	No. CS4	100 shares
	Fluidics, Inc.	No. 13	99 shares
	FR X Ohmstede Acquisitions Co.	No. 3	1,000 shares
	EMCOR Services Arizona, Inc.	No. 1	100 shares
	L.T. Mechanical, Inc.	No. 15	1,000 shares
	Mechanical Services of Central Florida, Inc.	No. 4	100 shares
	MOR PPM, Inc.	No. 5	100 shares
	EMCOR Services CES, Inc.	No. 1	100 shares
	Scalise Industries Corporation	No. 5	100 shares
	USM Services Holdings, Inc.	No. 3	1,000 shares
	Aircond Corporation	No. 3	5,000 shares
	The Betlem Service Corporation	No. 40	640 shares
	Combustioneer Corporation	No. 12	2,500 shares
	EMCOR Services Team Mechanical, Inc.	No. 4	100 shares
	New England Mechanical Services, Inc.	No. 31	54 shares
(non-voting)
		No. 32	559 shares
(voting)

	Viox Services, Inc.	No. 5	1620 shares
Class B non-voting common
		No. 6	180 shares
Class A voting common

EMCOR Services New
York/New Jersey, Inc.	Trimech Plumbing L.L.C.	Class A Member 90%

Dyn Specialty Contracting, Inc.	Dynalectric Company	No. 1	100 shares
	Dynalectric Company of Nevada	No. 13	166 1/2 shares

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

	Contra Costa Electric, Inc.	No. 39	100 shares
	KDC Inc.	No. 16	8,333 shares

Monumental Investment	The Poole and Kent Corporation	No. 4	5,000 shares
Corporation	Poole and Kent Connecticut, Inc.	No. 1	10,000 shares
	Poole and Kent New England, Inc.	No. 4	10,000 shares
	Monumental Heating, Ventilating and Air Conditioning Contractors, Inc.	No. 2	1,000 shares
	HVAC, Ltd.	No. 2	5,000 shares
	The Poole and Kent Company	No. 1	5,000 shares

Monumental Heating,	Forti/Poole and Kent LLC	NA	NA
Ventilating and Air
Conditioning Contractors,
Inc.

HVAC, Ltd.	Atlantic Coast Mechanical, Inc.	No. 2	50 shares
	Great Monument Construction Company	No. 2	5,000 shares

EMCOR-CSI Holding Co.	CSUSA Holdings L.L.C.	NA	NA
	Central Mechanical Construction Co., Inc.	No. CS3	100 shares
	F & G Mechanical Corporation	No. CS3	100 shares
	F & G Management, Inc.	No. 2	100 shares
	Hillcrest Sheet Metal, Inc.	No. CS3	100 shares
	Illingworth-Kilgust Mechanical, Inc.	No. CS4	100 shares
	Kuempel Service, Inc.	No. CS3	100 shares
	Lowrie Electric Company, Inc.	No. CS3	100 shares
	Maximum Refrigeration and Air Conditioning Corp.	No. CS3	100 shares
	Meadowlands Fire Protection Corp.	No. CS3	100 shares
	Nogle & Black Mechanical, Inc.	No. CS3	100 shares
	North Jersey Mechanical Contractors, Inc.	No. CS3	100 shares
	The Fagan Company	No. CS3	100 shares
	Walker-J-Walker, Inc.	No. CS3	100 shares

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

F & G Mechanical	F & G Plumbing, Inc.	No. 1	100 shares
Corporation
CSUSA Holdings L.L.C.	Shambaugh & Son, L.P.	General Partnership Interest
	Border Electric Co., L.P.	General Partnership Interest
	Border Mechanical Co., L.P.	General Partnership Interest
	CS48 Acquisition Corp.	CS-3	100 shares

CS48 Acquisition Corp.	Shambaugh & Son, L.P.	Limited Partnership Interest
	Border Electric Co., L.P.	Limited Partnership Interest
	Border Mechanical Co., L.P.	Limited Partnership Interest

EMCOR International Inc.	EMCOR (UK) Limited	No. 10	2,600,000 shares

EMCOR (UK) Limited	EMCOR Group (UK) plc	No. 11	1,400,000

EMCOR Government Services, Inc.	CES Facilities Management Services, Inc.	No. 2	1,000 shares

	Harry Pepper & Associates, Inc.	No. 22	410 shares
		No. 24	1600 shares

New England Mechanical	New England Mechanical	No. 1	100 shares
Services, Inc.	Services of Massachusetts, Inc.

FR X Ohmstede Acquisitions Co.	HNT Holdings Inc.	No. 12	238,799 shares

HNT Holdings Inc.	Ohmstede Partners LLC	No. 1	100 units

	Ohmstede Holdings LLC	No. 1	100 units

Ohmstede Partners LLC	Ohmstede Ltd.	No. 1	1 unit

Ohmstede Holdings LLC	Ohmstede Ltd.	No. 2	99 units

Ohmstede Ltd.	Ohmstede Industrial Services Inc.	No. 19	400 shares
	Beaumont Real Estate Holding Company	No. 1	1000 shares
	Redman Equipment &	No. 87	100 shares
Manufacturing Company

PLEDGOR	PLEDGED SECURITIES	CERTIF. NO./NO. OF SHARES

Bahnson Holdings, Inc.	Bahnson, Inc.	No. 1-A	4,000 shares

Bahnson, Inc.	Mechanical Specialties Contractors, Inc.	No. 7	2000 shares

	Intermech, Inc.	No. 2	5000 shares

USM (Delaware) Inc.	USM, Inc.	No. 1	1176 shares

USM Services Holdings, Inc.	USM (Delaware) Inc.	No. 2	1000 shares

Such Securities represent all of the issued and outstanding capital stock of each series and class of each issuer hereof and other equity interests of each issuer hereof except that EMCOR-CSI Holding Co. owns only 90% of the outstanding stock of F & G Mechanical Corporation.